UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 9, 2006

FCStone Group, Inc.

(Exact name of registrant as specified in its charter)

Iowa	000-51099	42-1091210
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2829 Westown Parkway, West Des Moines, IA 50266

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (515) 223-3756

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Section 3.1 of our bylaws allows our board of directors to increase or decrease the size of the board through its adoption of an appropriate resolution. On November 9, 2006, our board of directors adopted a resolution approving an increase in the size of our board of directors from ten to twelve members in which:

•	the number of Class 1 directors was increased from three to four members;

•	the number of Class 2 directors was increased from three to four members; and

•	the number of Class 3 directors remained unchanged at four members.

Section 3.8 of our bylaws allows our board of directors to fill any vacancies on our board. On November 9, 2006, the vacancies on our board of directors resulting from the expansion in the size of the board referred to above were filled through the board’s appointment of:

•	Paul G. (Pete) Anderson as a Class 1 director, to hold office for a term expiring at the annual meeting of stockholders held after the end of our 2006 fiscal year; and

•	Daryl Henze as a Class 2 director, to hold office for a term expiring at the annual meeting of stockholders held after the end of our 2007 fiscal year.

Daryl Henze also was appointed to serve as the chairman of our board’s audit committee. Our board of directors has determined that Daryl Henze is independent as defined by NASDAQ’s independence standards and that he meets the SEC’s definition of an “audit committee financial expert.”

There is no arrangement or understanding between either of our newly appointed directors and any other person pursuant to which such director was selected as a director.

Paul G. Anderson has been employed by our company since 1987 and has served as president and CEO since 1999. Prior to becoming president, Mr. Anderson was the vice president of operations. Mr. Anderson is the past president of the Kansas Cooperative Council and past founding chairman of the Arthur Capper Cooperative Center at Kansas State University. Mr. Anderson sits on the board of directors of Associated Benefits Corporation and is a member of National Council of Farmer Cooperatives, the National Feed and Grain Association and several other state associations.

Daryl Henze is a consultant in the area of finance and accounting. Mr. Henze spent 36 years with the accounting firm KPMG LLP before his retirement in 2001, including 28 years as an audit partner. He serves on the board of directors of Wellmark, Inc., as well as the boards of two private companies. He is the former president of the Minnesota State Mankato Alumni Association and on the Iowa State University Accounting Advisory Board. He is the past president of the Iowa Society of Certified Public Accountants and served on the Iowa Accountancy Examining Board for nine years.

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Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On November 9, 2006, our board of directors adopted a resolution amending our company’s code of business conduct and ethics. The amendments are intended to comply with NASDAQ requirements and to provide additional clarity as to the conduct expected of our company’s directors, officers and employees and as to the means for ensuring accountability for adherence to such expectations. Among the amendments reflected in this amendment of our company’s code of business conduct and ethics are those described below.

•	The amendments clarify that our directors, officers and employees are expected to exhibit loyalty in all matters pertaining to the affairs of our company, must refrain from entering into any activity that may be in conflict with the interest of our company or which would prejudice their independent judgment in carrying out their duties, and must utilize only ethical commercial practices.

•	The amendments identify some of the more important legal obligations imposed on our company as to which our directors, officers and employees are expected to assist in their compliance.

•	The amendments prohibit our directors, officers and employees from using our company’s property or information or such person’s position in our company for personal gain or benefit.

•	The amendments clarify that our directors, officers and employees are expected to protect the confidential information of our company and its suppliers and customers.

•	The amendments prohibit any director, officer or employee from acting, or failing to act, to fraudulently influence, coerce, manipulate, or mislead any of our auditors during their review or audit of our financial statements, and related books and records, for the purpose of rendering the financial statements false or materially misleading.

•	The amendments require compliance with our company’s disclosure controls and procedures and internal control over financial reporting by, among other things, requiring the proper recording of all transactions and the reporting of any failures regarding these controls or procedures.

•	The amendments provide that directors, officers and employees using our computers, telephones and other electronic communications devices do so without any expectation of privacy with respect to information transmitted over, received by or stored in any equipment, and that, to the extent permitted by applicable law, our company retains the right to gain access to any such information at any time, with or without the knowledge, consent or approval of any such director, officer or employee.

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•	The amendments identify additional means by which a director, officer or employee may report any violation of our code of business conduct and ethics on a confidential basis without fear of retaliation.

•	The amendments clarify that nothing in our code of business conduct and ethics is to be construed as a contract of employment, and reaffirm our company’s policy to be an employment-at-will employer.

•	The amendments provide that no provision of our company’s code of business conduct and ethics may be waived for any director, an executive officer, or a senior financial or accounting officer without the written approval of our audit committee, and any such waiver may be disclosed under Item 5.05 of Form 8-K.

The description in this report of the amendments to our company’s code of business conduct and ethics does not purport to be complete and is qualified in its entirety by reference to the full text of our company’s code of business conduct and ethics. A copy of our company’s code of business conduct and ethics is attached to this report as Exhibit 14 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
Exhibit 14	Amended code of business conduct and ethics of our company.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FCSTONE GROUP, INC.

Dated: November 13, 2006

	By:	/s/ Robert V. Johnson
Robert V. Johnson
Executive Vice President and Chief Financial Officer

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